                                                             CONFIDENTIAL

                                                             Exhibit 99 (b) (3)


                                PROJECT APOSTLE

                             Discussion Materials


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                            July 30, 1999

Project Apostle
--------------------------------------------------------------------------------
Table of Contents

                                                                  Page
                                                                  ----
        I.      Transaction Overview..............................   1

        II.     IMCO Financial Review.............................   3

        III.    Preliminary Valuation Analysis....................   8

        IV.     Financial Analysis of Proposal....................  16

        V.      Appendix..........................................  21

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                            July 30, 1999

I.   Transaction Overview
--------------------------------------------------------------------------------

Transaction Overview:     Allianz would acquire economic interests in PIMCO
                          Advisors comprising approximately 70% of the fully diluted interests and secure admission of Allianz as Managing General Partner of the PIMCO operations.

Pro Forma Ownership:                         Units (000)      % Total
                                             -----------     -------
                          Allianz                87,490         70.2 %
                          Pacific Life           37,210         29.8
                                             -----------      -------
                           Total                124,700        100.0 %
                                             ===========      =======

Total Consideration       $3.46 billion in cash and Allianz shares, as follows:

                                                              Per
                                        Units (000)           Unit     Total
                                        -----------         --------  -------
Consideration for PALP Units:
  PIMCO Advisors Holdings                   48,837           $36.00   $1,758
  PIMCO Holdings LLC                        17,410            36.00      627 (a)
  Deferred comp. plan                        4,428            36.00      159
  Restricted units                           3,799            36.00      137
  Option, net(h)                             9,014            15.25      137
  Convertible debt                           2,414            36.00       87
  PIMCO Partners LLC                           142            36.00        5
  NFJ LLC                                      426            36.00       15
  PPA LLC                                      390            36.00       14
  CCM LLC                                      630            36.00       23
                                           --------                   -------
     Total Consideration for PALP Units     87,490                    $2,963
Retention and Bonus Incentive Pool:                                      500
                                                                      -------
     Total Consideration                                              $3,463
                                                                      =======

----------------------------------------
(a) Includes $527 mm of cash and $100 mm of Allianz common.
(b) Net of $187 mm cash from exercise of options.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 1

I. Transaction Overview
--------------------------------------------------------------------------------

   Liquidation of Employee
   Termination Agreements (ETAs):  .  Payment in cash ($530 million) and Allianz common shares ($100 million)

                                   . Employees other than Messrs. Gross, Hague, Harris, Powers and Thompson would receive all cash.

                                   .  Messrs. Gross, Hague, Harris, Powers and
                                      Thompson would receive cash and common
                                      shares, with shares distributed
                                      proportional to ETA ownership and equal to approximately 50% of after-tax proceeds.

   Pacific Investment Management
   Bonus Pool Buy-Down:            .  Allianz "suggests" a reduction in the
                                      bonus pool to 30% of pre-bonus EBITDA
                                      through "a 10-year buy-down program" with "vesting and participation features".

   Retention and Bonus Incentive   .  $500 million pool for key employees of
                                      PALP: $100 million paid year-end 2002
                                      through 2006

                                   . $100 million allocated at closing, subject to execution of employment agreements.

   Fixed Income Assets:            .  $100 billion of Allianz Group portfolio
                                      assets by 2000.

                                   . Minimum $10 million annual contribution to bonus pool through 2000.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 2

II.   PIMCO Financial Review
--------------------------------------------------------------------------------
Historical Assets Under Management
(dollars in millions)

                                                  For the Year Ending December 31,                                      CAGR
                                 ---------------------------------------------------------------                   -----------------
                                  1994          1995          1996          1997           1998         6/99        94-98   98-6/99
                                 ------        ------        ------        ------         ------       ------      ------- ---------
Operating Subsidiary:
---------------------
   Pacific Investment Mgmt.      $56,883       $76,371       $88,147      $117,985       $157,965     $171,845         29%    18 %
   Oppenheimer Capital                --            --            --        61,393         62,452       62,394         NA     (0)
   Cadence                         1,762         2,393         3,229         5,191          7,350        7,458         43      3
   Parametric                      1,546         1,569         2,001         2,557          3,440        3,968         22     33
   NFJ                             1,072         1,455         1,743         2,448          2,445        2,421         23     (2)
   PEA                                --            --            --            --             --        6,302         NM     NM
   Other                             129            79            70            27             19          168         NM     NM
   Columbus Circle                10,304        12,670        14,159         9,297          9,598           --         (2)    NM
   Blairlogie                        479           645           673           647            897           --         17     NM
                                --------      --------     ---------     ---------      ---------    ---------
        Total                    $72,175       $95,182      $110,022      $199,545       $244,166     $254,556         36      9
                                ========      ========     =========     =========      =========    =========
Asset Class:
------------
   Institutional:
   --------------
   Fixed Income
    Separate                     $38,778       $50,264       $57,295       $82,981       $106,633     $110,698         29 %    8
    Mutual Fund                   11,830        16,732        19,592        24,195         33,247       37,507         29     27
   Equity
      Separate                    12,461        16,248        18,075        51,139         50,753       48,468         42     (9)
      Mutual Fund                  2,515         3,768         5,077         6,112          9,341       10,698         39     31
                                --------      --------     ---------     ---------      ---------    ---------
         Total                    65,584        87,012       100,039       164,427        199,974      207,371         32      8
                                --------      --------     ---------     ---------      ---------    ---------

   Retail Mutual Funds:
   --------------------
      Fixed Income                 1,744         2,043         2,541         5,142          8,973       11,023         51     51
      Equity                       4,055         5,486         6,728        27,154         31,946       33,029         68      7
      Money Market                   792           641           714         2,822          3,273        3,133         43     (8)
                                --------      --------     ---------     ---------      ---------    ---------
         Total                     6,591         8,170         9,983        35,118         44,192       47,185         61     14
                                --------      --------     ---------     ---------      ---------    ---------
         Total                   $72,175       $95,182      $110,022      $199,545       $244,166     $254,556         36      9
                                ========      ========     =========     =========      =========    =========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 3

II. PIMCO Financial Review
--------------------------------------------------------------------------------
Historical Statement of Operations
(dollars in millions)

                                                             For the Year Ended December 31,
                                       ------------------------------------------------------------------------          CAGR
                                                                                         1999 IH        Budget     ----------------
                                          1995         1996      1997 (a)      1998     Annualized      1999E       95-98    98-99E
                                       ----------   ----------  ----------  ----------  ----------   ----------    ----------------
Revenues:
---------
    Investment advisory fees             $283.5       $342.7      $457.7      $770.2      $839.9                     40 %
    Distribution and servicing fees        38.2         48.2        56.8        76.8        97.4                     26
    Other                                   1.3          1.1         2.2         5.5         9.3                     61
                                       ----------   ----------  ----------  ----------  ----------
      Total revenues                      323.0        392.0       516.7       852.4       946.5        $934.7       38       10 %
                                       ----------   ----------  ----------  ----------  ----------   ----------

Expenses:
---------
    Compensation and benefits              49.6         56.9        81.9       181.8       172.8         184.0       54        1
    Commissions                            28.7         37.7        46.7        77.8        93.1            NA       39       NM
    MD profit sharing (b)                  99.6        116.6       144.0       177.8       222.0         212.3       21       19
    Restricted unit and option plans        6.7          5.2         8.2        25.8        21.9          24.4       57       (5)
    Marketing and promotional               9.1         11.0        16.6        28.7        36.0          40.7       47       42
    Occupancy and equipment                 8.7          9.2        11.8        23.6        28.2          31.5       40       34
    General and administrative             11.4         17.6        27.4        43.7        54.4          37.0       56      (15)
    Insurance                               2.8          2.6         2.6         2.9         2.3           2.6        2      (12)
    Professional fees                       3.2          5.5         6.4         7.7         8.1           8.8       34       15
    Amortization of intangibles            36.0         36.0        43.5        55.1        55.1          55.1       15        0
    Other                                  (1.2)         2.6         9.3        19.3        32.3         104.0 (c)   NM       NM
                                       ----------   ----------  ----------  ----------  ----------   ----------
      Total expenses                      254.5        300.9       398.3       644.1       726.1         700.3       36        9
                                       ----------   ----------  ----------  ----------  ----------   ----------
      Net income                          $68.5        $91.1      $118.3      $208.4      $220.4  (d)   $234.3       45       12
                                       ==========   ==========  ==========  ==========  ==========   ==========
        OPAD                             $111.2       $132.3      $173.2      $289.2      $297.4        $313.8       38        9
        OPAD margin                          34 %         34 %        34 %        34 %        31 %          34 %
        Compensation/ revenues (e)           48           46          45          45          44            45

----------------------------------------
(a)  Includes results of Oppenheimer Capital from November 4.
(b)  Excludes Oppenheimer Capital MD profit sharing.
(c)  Includes commissions.
(d)  Excludes first quarter $19.4 mm extraordinary item.
(e) Compensation includes: compensation and benefits, MD profit sharing and restricted unit plans.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 4

II.   PIMCO Financial Review
--------------------------------------------------------------------------------
Historical Statement of Condition
(dollars in millions)

                                                                    Fiscal Year Ended December 31,
                                                       -------------------------------------------------------
                                                        1995           1996             1997             1998            3/99
                                                       ------         ------           ------           ------          ------
Assets:
-------
    Cash and equivalents                               $34.9          $41.3            $34.3            $46.1            $87.0
    Short term investments                              11.5           11.5             33.6             69.9             76.3
    Fees receivable                                     57.4           66.3            148.3            171.2            165.3
    Other current assets                                 3.9            6.0             15.0             38.1             16.4
                                                     -------        -------        ---------        ---------         --------
      Total current assets                             107.6          125.1            231.2            325.4            345.0

  Investment in partnerships                             3.4            2.6              4.3              4.8              4.3
  Fixed assets, net                                     10.7           10.6             15.4             22.7             21.6
  Intangibles, net                                     243.8          207.8          1,060.9          1,005.8            992.1
  Deferred commissions, net                              3.6           11.0             22.7             51.0             58.0
  Other assets                                           0.4            1.4              0.4              2.4             30.3
                                                     -------       --------        ---------        ---------         --------
      Total assets                                    $369.6         $358.5         $1.334.9         $1.412.0         $1.451.3
                                                     =======       ========        =========        =========         ========
Liabilities and Capital
-----------------------
    A/P & accrued expenses                             $16.0          $33.8            $53.2            $65.3            $80.6
    Accrued compensation                                21.2           26.0             50.0             68.5             76.0
    Distribution payable                                  --             --             61.8             73.5             75.7
    Short term borrowings                                 --             --             30.0             65.0             80.0
                                                     -------        -------        ---------        ---------         --------
      Total current liabilities                         37.3           59.8            195.0            272.2            312.3

    Long term notes                                       --             --             83.1             80.5             80.5
    Other non current liabilities                        0.7            2.4              2.6              0.3              0.3
                                                     -------        -------        ---------        ---------         --------
         Total liabilities                              38.0           62.3            280.8            353.0            393.0
                                                     -------        -------        ---------        ---------         --------
    Capital                                            331.6          296.2          1,054.1          1,059.1          1,058.4
                                                     -------        -------        ---------        ---------         --------
         Total liabilities and capital                $369.6         $358.5         $1,334.9         $1,412.0         $1,451.3
                                                     =======        =======        =========        =========         ========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 5

II.   PIMCO Financial Review
--------------------------------------------------------------------------------
1998 Operating Performance by Segment
(dollars in millions)


                                                        Average
                                                   Asset Under Mgmt.                                        OPAD
                                               -------------------------                    ---------------------------------------
                                                                  % of                                         % of         % of
                                                 Amount           Total         Revenues      Amount           Total      Revenues
                                               -----------   -----------       -----------  ----------    ------------   ----------
Continuing Operations:
----------------------
    Pacific Investment Management               $137,975             62  %     $   374.7     $  154.2            53   %      41  %
    Oppenheimer Capital                           61,923             28            250.7        103.5            36          41
    Cadence                                        6,271              3             35.6         15.4             5          43
    Parametric                                     2,999              1              5.8          0.4             0           7
    NFJ                                            2,447              1             11.8          6.7             2          57
    PFD & Other                                       23              0            124.9         (6.0)           NM          NM
                                               -----------   -----------       -----------  ----------    ------------
      Total continuing                           211,636             95  %         803.5        274.2            95   %      34
                                               -----------   -----------       -----------  ----------    ------------

Discontinued Operations:
------------------------
    Columbus Circle                                9,448              4             48.9         15.0             5          31
    Blairlogie                                       772              0               NA           NA            NA          NA
                                               -----------   -----------       -----------  ----------    ------------
        Total discontinued                        10,220              5             48.9         15.0             5          31
                                               -----------   -----------       -----------  ----------    ------------
        Total                                   $221,856            100  %     $   852.4     $  289.2           100   %      34
                                               ===========   ===========       ===========  ==========    ============


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 6

II.   PIMCO Financial Review
--------------------------------------------------------------------------------
Projected Financial Performance
(dollars in millions)

                                                                       Projected
                                           --------------------------------------------------------------------
                                                             For the Year Ending December 31,                            CAGR
                                 Actual    --------------------------------------------------------------------    -----------------
                                  1998      1999       2000      2001      2002      2003      2004      2005       98-99     99-05
                                 -------  -------    --------  --------  --------  --------  --------  --------  ---------  --------
Revenues                          $852      $963 (a)  $1,065    $1,206    $1,372    $1,561    $1,777    $2,022        13%      13%

Recurring expenses                 563       649 (b)     702       790       899     1,024     1,166     1,327        15       13
Restricted stock amortization       26        22 (c)      18        19        19         5         5         5       (16)     (21)
Goodwill amortization               55        55          55        55        55        55        55        55         0        0
                                 -------  -------    --------  --------  --------  --------  --------  --------
   Net income                     $208      $237        $289      $342      $399      $477      $550      $634        14       18
                                 =======  =======    ========  ========  ========  ========  ========  ========
   OPAD                           $289      $314        $363      $416      $473      $537      $611      $694         8       14

   OPAD margin                      34%       33%         34%       34%       34%       34%       34%       34%

------------------------
(a) Excludes second quarter gain of $3.9 mm related to gain on sale of Blairlogie.
(b)  Excludes first quarter charge of $8.9 mm.
(c) Excludes first quarter accelerated amortization of certain restricted stock units of $10.5 mm.


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 7

III. Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Year-to-Date PAH Market Performance

                                    [GRAPH]


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 8

III.  Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Selected Public Company Trading Statistics
(dollars in millions)

                                                                               Firm Value as a  Multiple of:
                                                                          ------------------------------------        45-Day
                                             Equity           1999        Operating      Operating                     Price
                                             Value             P/E   (a)  Revenues         Income         AUM          Change
                                            --------         -------     ----------      ---------       -----        --------
PIMCO                                        $3,986             19.6 x         4.4 x         13.5 x         1.6 %        10.1 %

MLPs:
-----
    Alliance                                 $5,160             13.9 x         4.6 x         13.5 x         1.8 %         1.5 %
    Nvcst                                     1,120             12.5           2.0            7.6           1.0           2.8

C-Corps:
--------
    Franklin Resources                       $9,599             19.8 x         5.6 x         14.8 x         4.0 %        (2.3) %
    Amvescap                                  6,223             20.0           5.6           17.5           3.0           5.9
    T. Rowe Price                             4,568             22.0           5.5           16.0           3.3           5.2
    Waddell & Reed                            1,625             17.4           5.1           11.4           5.2           3.0
    Federated Investors                       1,598             13.9           3.4            9.0           1.5           7.3
    John Nuveen                               1,447             15.0           4.7            9.9           2.6           1.0
    Eaton Vance                               1,276             19.0           4.3           11.2           3.5          19.2
    UAM                                       1,246             19.5           2.3            7.2           1.0          (4.9)
    Affiliated Managers                         684             18.8           5.5           10.7           1.2           3.3
    Gabelli                                     503             14.0           3.1            8.0           2.5           8.9
    Phoenix Inv. Partners                       461             15.7           3.2            9.7           1.3           3.0
    Conning                                     231             13.8           2.3            7.3           0.6          (3.0)

                                                Summary Statistics:
                                                ----------------------------------------------------------------
                                                High           22.0 x     5.6 x     17.5 x     5.2 %      19.2 %
                                                Low            12.5       2.0        7.2       0.6        (4.9)
                                                Mean           17.0       4.1       11.2       2.3         4.1
                                                Median         17.4       4.4       10.7       1.8         3.0
                                                ----------------------------------------------------------------

----------------
As July 27, 1999.
(a) Based on I/B/E/S median estimates.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                   Page 9

III. Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Selected M&A Transaction Statistics
(dollars in millions)


                                                                                 Firm Value as a Multiple of LTM:
                                                                                -----------------------------------     Premium
Announcement               Acquiror/                   Firm         AUM         Operating                              One Month
   Date                    Acquiree                   Value        ($ BN)        Income       Revenues        AUM        Prior
------------  -------------------------------------  --------      ------       ---------     --------       -----     ---------
  Aug-98      Northwestern Mutual Life                 $950         $41.0         18.6 x        3.7 x         2.3%         NA
                Frank Russell Company

  Jan-98     Amvescap PLC                             1,151          55.0         14.8          2.6           2.1          NA
               LGT Chancellor

  Nov-97      Merrill Lynch & Co.                     5,077         176.6         17.2          8.2           2.9          23 %
                Mercury Asset Management (UK)

  Jun-97      Zurich Insurance Group                  1,660         120.5           NM          3.2           1.3          NA
                Scudder, Stevens & Clark

  Jul-96      Liechtenstein Global Trust                260          32.2         11.4          2.9           0.8          NA
                Chancellor Capital Management

  Jan-96      Dresdner Bank AG                          390          27.4         11.8          4.6           1.4          NA
               RCM Capital Management

  Jun-95      Morgan Stanley & Co. Inc.                 350          33.0           NA          3.5           1.1          NA
               Miller Anderson & Sherrerd

  Aug-94      Swiss Bank Corporation                    870          37.5         11.2          5.8           2.3          NA
               Brinson Partners Inc

  Jun-94      PNC Bank Corp.                            240          23.0          9.5          4.5           1.0          NA
               BlackRock Financial Management

  Dec-93      Mellon Bank Corporation                 1,918          79.2         10.6          3.8           1.5          30 %
               The Dreyfus Corporation

                    Summary Statistics:
                    ------------------------------------------------------------
                    High              18.6 x        8.2 x        2.9 %      30 %
                    Low                9.5          2.6          0.8        23
                    Mean              13.1          4.3          1.7        27
                    Median            11.6          3.8          1.5        27
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 10

III.  Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Illustrative Comparison of Operations
(dollars in millions)

                                   Scudder (a)         Mercury (b)               PIMCO (c)
                                -----------------   -----------------         ---------------
Equity value                        $1,735              $5,259
Firm value                           1,660               5,077

Operating statistics:
   Operating revenue                  $529  3.1x          $619   8.2x            $915
   Operating income                     62    NM           295  17.2              296
       Operating margin                 12 %                48 %                   32 %
   Net income                          $34    NM          $206  25.5             $217

Growth:
   AUM                                13.7 %              18.9 %                  8.7 %
   Revenue                             8.9                20.0                   11.0
   Operating income                   (2.1)               22.4                    2.8

Total AUM                         $117,704            $176,614               $254,556
   Institutional                   $79,935            $155,420               $207,371
   Retail                           43,769              21,194                 47,185 (d)
   Equity                          $55,271            $132,460                $92,195
   Fixed Income                     59,662              44,153                159,228
   Other                             2,771                   0                  3,133

-------------------------
(a) Transaction announced June 1997. Operating data for quarter ending March 31, 1997, annualized. Two year CAGR for 1994 - 1996. AUM data as of December 31, 1996. Retail includes separate accounts for HNW clients.
(b) Transaction announced November 1997. LTM operating data through September 30, 1997. Two year CAGR for 1995 - 1997.
(c) LTM operating data through June 30, 1999. One year CAGR for 1998 - 1999 (I H Annualized).
(d)  Retail mutual funds only.

III.     Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Market Premium Analysis for Selected M&A Transactions
(dollars in millions)


                                                                                                       Premium over prior
  Annc.                                                                        Deal          --------------------------------------
  Date           Acquiror                      Target                         Value            1 day         1 week       4 weeks
 ------ --------------------------       --------------------------------    --------        ---------     ----------   -----------
  7/99  Piraeus Bank S.A.                Ergobank S.A.                        $3,239             76%           79%           69%
  6/99  Zions Bancorp                    First Security Corp.                  5,678             55            53            50
  5/99  AmSouth Bancorp                  First American Corp.                  6,328             30            31            33
  5/99  HSBC Holdings plc                Republic New York Corp.               7,703              3            20            30
  3/99  CIT Group Inc.                   Newcourt Credit Group Inc.            4,172            (14)           (6)          (27)
  2/99  Sun Life and Provincial          GRE plc                                5,692            42            42            42

 11/98  Deutsche Bank AG                 Bankers Trust New York Corp.          9,082             58            79            37
  7/98  SunTrust Banks Inc.              Crestar Finl Corp.                    9,603             31            40            56
  7/98  Star Banc Corp.                  Firstar Corp.                         7,218             45            44            34
  4/98  Conseco Inc.                     Green Tree Financial Corp.            7,359             83            86            94
  2/98  Banco de Santander S.A.          Banesto                               3,850             14            12            20
  1/98  St Paul Companies Inc.           USF&G Corp.                           3,782             18            22            15

 11/97  Merrill Lynch & Co.              Mercury Asset Management              5,077             32            32            23
 12/93  Mellon Bank Corporation          The Dreyfus Corporation               1,918             28            25            30

                                                                                -------------------------------------------------
                                                                                Mean             37%           42%           38%
                                                                                Median           37            41            35
                                                                                High             83            86            94
                                                                                Low             (14)           (6)          (27)
                                                                                -------------------------------------------------

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 12

III.  Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Summary Discounted Cash Flow Analysis
(dollars in millions)

                                   Stand-Alone Equity Value                     Stand-Alone Equity Value per Unit
                                -----------------------------                    -------------------------------
Range of Values                    $4,600     -     $5,200                          $36.89      -      $41.70
                                -----------------------------                    -------------------------------

                                         ----------                                        ----------
Mean Value                                 $4,900                                            $39.29
                                         ----------                                        ----------

                                   Equity Value Assuming
                                  Terminal Value of OPAD                             Equity Value per Unit
           Discount     -----------------------------------------        -------------------------------------------
             Rate         9.Ox            1O.Ox           11.Ox              9.Ox           10.0x            11.Ox
          -----------   --------       ----------      ----------        -----------     -----------     -----------
              12.0 %     $5,025          $5,367          $5,709             $40.30          $43.04          $45.78
              14.0        4,596           4,902           5,208              36.86           39.31           41.77
              16.0        4,216           4,490           4,765              33.81           36.01           38.21

--------------------
See Appendix page 21 for details.


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 13

III.  Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Summary Valuation Analysis
(dollars in millions; except per unit amounts)

                                                          Judgmental Value Range
                                        ----------------------------------------------------------
                                                 Unit Value                    Firm Value (a)             Cash Flow Multiple (b)
                                        ---------------------------    ---------------------------     ----------------------------
                                             Low           High             Low            High            Low           High
                                        -------------  ------------    -------------  ------------     ------------  --------------
PIMCO Trading Price
    Current                                $33.50                          $3,990                          13.3x
    High (c)                                31.40                           3,729                          12.4
    Low (c)                                 26.90                           3,167                          10.5
    Median (c)                              29.40                           3,479                          11.6

Public Company Trading Range               $30.50         $35.25           $3,610         $4,211           12.0x          14.0x

Selected M&A Transactions                  $35.25         $42.50           $4,211         $5,114           14.0x          17.0x

Takeover Premium (d)                       $38.50         $41.50           $4,614         $4,988           15.3x          16.6x

DCF Analysis                               $37.00         $41.75           $4,427         $5,019           14.7x          16.7x

--------------------
(a) Diluted shares outstanding: 124.7 million. ($187 mm cash from options exercise.)
(b) LTM adjusted OPAD: $300.8 million. (Adjusted for conversion of long term notes.)
(c)  January 1, 1999 through July 5, 1999.
(d)  Premium of 30% to 40% to one month prior price per share ($29.69).

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 14

III.   Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Analysis at Various Prices
(dollars in millions)


                                                                         Price Per Unit
                                                   -----------------------------------------------------------
                                                   $36.00       $38.00       $40.00       $42.00        $44.00
                                                   ------       ------       ------       ------        ------
                               Equity Value (a)    $4,489       $4,739       $4,988       $5,237        $5,487
                               Firm Value (b)      $4,302       $4,552       $4,801       $5,050        $5,300

                                 PIMCO
Multiples of Firm Value:       Statistic
------------------------       ---------
    LTM Adj. OPAD                  $301              14.3 x       15.1 x       16.0 x       16.8 x        17.6 x
    LTM Revenues                   $915               4.7          5.0          5.2          5.5           5.8
    AUM ($bn)                      $255               1.7 %        1.8 %        1.9 %        2.0 %         2.1 %

Multiples of Earnings: (c)
----------------------
    LTM Net Income                 $166              27.1 x       28.6 x       30.1 x       31.6 x        33.1 x
    1999E Net Income               $177              25.4         26.8         28.2         29.6          31.0

---------------------------------
(a) Diluted shares outstanding: 124.7 mm.
(b) Reflects $187 million cash from options exercise.
(c) Net income before goodwill amortization less taxes (assume 40% rate).


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 15

IV. Financial Analysis of Proposal
--------------------------------------------------------------------------------
Consideration Paid to Stakeholders
(dollars in millions)

   Based on consideration for PALP units and
   ETAs:                                          Consideration for PALP Units and ETAs:
                                                  --------------------------------------
                                                    Consideration for Units                            $2,336
                                                    Cash Consideration for ETAs                           527
                                                    AZ stock for ETAs                                     100
                                                                                                       -------
                                                       Total Consideration                              2,963
                                                    Percentage Purchased                                   69 % (a)
                                                                                                       -------
                                                       Implied Consideration for Units                 $4,302
                                                                                                       =======
                                                       Per Unit                                        $36.00

  Based on total consideration, including
  Retention and Bonus Incentive arrangements:     With Retention and Bonus Incentive:
                                                  -----------------------------------
                                                    Total Consideration for PALP Units and ETAs        $4,302
                                                    Cash Incentive Pool                                   500
                                                                                                       -------
                                                       Total Consideration                             $4,802
                                                                                                       =======
                                                       Per Unit                                        $40.19

  Adjusted for taxes and timing:                  Total Adjusted Consideration:
                                                  -----------------------------
                                                     Total (Nominal) Consideration                     $4,802
                                                     Tax Savings (b)
                                                     -----------
                                                       ETAs                                              (251)
                                                       Units                                             (398)
                                                       Incentive Pool                                    (143)
                                                     Timing adjustment, Incentive Pool (c)               (142)
                                                                                                       -------
                                                       Total Adjusted Consideration                    $3,869
                                                                                                       =======
                                                       Per Unit                                        $32.37

------------------------------
(a) Ownership percentage based on diluted shares outstanding using treasury stock method.
(b)  Assumes a tax rate of 40.0%
(c)  Assumes a discount rate of 7.0%.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 16

IV.   Financial Analysis of Proposal
--------------------------------------------------------------------------------
Incremental Fixed Income Assets
(dollars in billions)

                                               For Year Ended December 31,
                                     ------------------------------------------------
                                       1999         2000         2001          2002      Comments:
                                     --------     --------     --------      --------  -------------
Insurance
    Germany:
        Life/Health                   $73.7        $78.8        $84.4         $90.3      - 7.0% growth p.a.
        P&C                            12.2         13.0         13.9          14.9      - 7.0% growth p.a.
        Euro Funds                     10.6         11.4         12.2          13.0      - 7.0% growth p.a.
    Europe (Ex. Germany)                  ?            ?            ?             ?
                                    --------
    US (Westport)                      16.5        16.5          16.5          16.5      - As of 12/31/98
                                    --------
    Asia                                  ?           ?             ?             ?
                                     --------     --------     --------      --------
      Total                           113.0       119.7         127.0         134.7      - Total fixed income $155.5 bn at 12/31/98
                                     --------     --------     --------      --------


Retail (Third-party)
    Germany                             3.8         5.1           7.2           9.8      - Target 3.0% market share by 2003
    Europe (Ex. Germany)               12.1        13.3          15.6          19.2      - Target 2.0% market share by 2002
                                     --------     --------     --------      --------
      Total                            15.9        18.4          22.8          29.0
                                     --------     --------     --------      --------

Institutional (Third-party)
    Germany                             1.9          3.1          6.1           9.2      - Target 2.0% market share by 2002
    Europe (Ex. Germany)                5.5          6.4          7.7           9.3      - Target 1.5% market share by 2002
                                     --------     --------     --------      --------
      Total                             7.4          9.5         13.8          18.5
                                     --------     --------     --------      --------
Total                                $136.3       $147.6       $163.6        $182.2
                                     ========     ========     ========      ========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 17


 IV.   Financial Analysis of Proposal
-------------------------------------------------------------------------------------------------------------------------
Incremental Fixed Income Revenue
(dollars in millions)

                                                 For Year Ended December 31,
                                      --------------------------------------------------
                                       1999          2000           2001           2002      Comments:
                                    ---------     ---------       ---------      --------    ----------
Insurance
    Germany:
       Life/Health                    $14.7         $15.8          $16.9          $18.1      Low estimate. See pp 22-23.
       P&C                              7.9           8.5            9.1            9.7      Low estimate. See pp 22-23.
       Euroland Funds                  10.1          10.8           11.6           12.4      Low estimate. See pp 22-23.
    Europe (Ex. Germany)                  ?             ?              ?              ?
    US (Westport)                         ?             ?              ?              ?
   Asia                                   ?             ?              ?              ?
                                    ---------     ---------       ---------      --------
     Total                             32.7          35.0           37.5           40.1
                                    ---------     ---------       ---------      --------

Retail (Third-party)
   Germany                              4.6           6.8           11.2           17.9      - l2 bps(1999)to l8 bps (2002)
   Europe (Ex. Germany)                 6.1           6.7            7.8            9.6      - 5 bps for Master Portfolio
                                    ---------     ---------       ---------      --------
     Total                             10.7          13.5           19.0           27.5
                                    ---------     ---------       ---------      --------

Institutional (Third-party)
   Germany                              3.4           5.6           11.0           16.6      - 18 bps
   Europe (Ex. Germany)                 5.5           6.4            7.7            9.3      - 10 bps
                                    ---------     ---------       ---------      --------
     Total                              8.9          12.0           18.7           25.9
                                    ---------     ---------       ---------      --------
Total                                 $52.3         $60.5          $75.2          $93.5
                                    ==========    ==========      =========      ========
--------------------------------------------------------------------------------------------------------------------------

Lazard Freres & Co. LLC                                                  Page 18


IV. Financial Analysis of Proposal
---------------------------------------------------------------------------------------------------------
Incremental Fixed Income Contribution
(dollars in millions)

                                        For Year Ended December 31,
                                ------------------------------------------
                                  1999        2000       2001       2002     Comments:
                                --------    -------     ------    -------    ---------
Insurance
   Germany:
       Life/Health                $0.2        $0.2       $0.3       $0.3      - Cost 1.97 bps, 7.0% CAGR
       P&C                         5.5         5.9        6.3        6.8      - Cost 1.97 bps, 7.0% CAGR
       Euro Funds                  8.0         8.6        9.2        9.8      - Cost 1.97 bps, 7.0% CAGR
   Europe (Ex. Germany)              ?           ?          ?          ?
   US (Westport)                     ?           ?          ?          ?
   Asia                              ?           ?          ?          ?
                                --------    -------     ------    -------
       Total                      13.7        14.7       15.7       16.8
                                --------    -------     ------    -------

Retail (Third-party)
   Germany                         4.6         6.8       11.2       17.9      - AZ to pay cost of distribution and client service;
   Europe (Ex. Germany)            6.1         6.7        7.8        9.6        assume no marginal investment cost.
                                --------    -------     ------    -------
     Total                        10.7        13.5       19.0       27.5
                                --------    -------     ------    -------

Institutional (Third-party)
 Germany                           0.0         0.2        7.4       16.0      - AZ to finance all losses
 Europe (Ex. Germany)              0.0         0.0        0.9        2.3
                                --------    -------     ------    -------
    Total                          0.0         0.2        8.3       18.3
                                --------    -------     ------    -------
Total                            $24.4       $28.4      $43.0      $62.6
                                ========    =======     ======    =======


--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                 Page 19

IV.    Financial Analysis of Proposal
--------------------------------------------------------------------------------
Pro Forma Impact
(dollars in millions)

                                                                    For the Year Ending December 31,
                                                      ---------------------------------------------------------          CAGR
                                                       1999             2000             2001             2002          99/02
                                                      ------           ------           ------           ------        -------
PALP:
-----
PALP Stand-Alone OPAD                                 $313.8           $362.7           $415.9           $473.2           14.7 %
Plus: Incremental OPAD                                  24.4             28.4             43.0             62.6           36.8
Less: Incremental Profit Sharing (a)                   (11.0)           (12.8)           (19.4)           (28.2)            NM
Plus: Potential Cost Savings                               ?                ?                ?                ?
Less: Additional Costs                                     ?                ?                ?                ?
Plus: Interest Savings                                   4.8              4.8              4.8              4.8            0.0
                                                      ------           ------           ------           ------
  Pro Forma OPAD                                      $332.0           $383.2           $444.3           $512.4           15.6 %
                                                      ======           ======           ======           ======
       % Change From Stand-alone                         5.8 %            5.6 %            6.8 %            8.3 %

PIMCO:
------
PIMCO Profit Sharing (b)                              $156.3           $179.2           $205.5           $235.7         14.7 %
Incremental Profit Sharing (a)                          11.0             12.8             19.4             28.2           36.8
                                                      ------           ------           ------           ------
  Pro Forma Profit Sharing                            $167.3           $192.0           $224.9           $263.9           16.4
                                                      ======           ======           ======           ======
      % Change From Stand-alone                          7.0 %            7.1 %            9.4 %           12.0 %

PIMCO Stand-Alone OPAD (b)                            $190.7           $218.6           $250.7           $287.5         14.7 %
Plus: Incremental OPAD                                  24.4             28.4             43.0             62.6           36.8
Less: Incremental Profit Sharing (a)                   (11.0)           (l2.8)           (19.4)           (28.2)          36.8
                                                      ------           ------           ------           ------
  Pro Forma OPAD                                      $204.1           $234.3           $274.4           $322.0           16.4
                                                      ======           ======           ======           ======
      % Change From Stand-alone                          7.1 %            7.1 %            9.4 %           12.0 %

------------------------
(a)  Incremental profit sharing equal to 45% of incremental OPAD
(b)  Assumed to grow at stand-alone OPAD growth rate.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 20

V. Appendix
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Unitholder
(dollars in millions)

                                                                                       Projected
                                          ----------------------------------------------------------------------------------------
                                                                           For the Year Ending December 31,
                                              211      ---------------------------------------------------------------------------
                                             1999         2000         2001         2002         2003         2004         2005
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Revenues                                     $493       $1,065       $1,206       $1,372       $1,561       $1,777       $2,022
Expenses                                      328          702          790          899        1,024        1,166        1,327
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
   OPAD                                       165          363          416          473          537          611          694
RSUs and options expense                       11           18           19           19            5            5            5
Interest savings (a)                           --           (5)          (5)          (5)          (5)          (5)          (5)
Amortization                                   28           55           55           55           55           55           55
Revenue tax (b)                                 8           18           20           23           26           29           33
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Net income                                 $119         $277         $327         $381         $456         $526         $605
  Adjustments: (c)
  ------------
     Amortization                              28           55           55           55           55           55           55
     RSUs and options expense                  11           18           19           19            5            5            5
     Change in working capital (d)            (12)         (22)         (31)         (36)         (41)         (47)         (54)
      B share commissions, net                (17)         (29)         (24)         (29)         (34)         (28)         (30)
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
        Free cash flow                       $127         $299         $346         $389         $441         $511         $582
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

                                                                                   Firm Value Assuming
                                                          PV of              Terminal Value Multiple of OPAD
                                            Discount       Cash         ----------------------------------------
                                              Rate        Flows            9.Ox           10.0x           11.0x
                                            --------    ---------       --------        --------        --------
                                             12.0 %      $1,761          $4,838          $5,180          $5,522
                                            --------------------------------------------------------------------
                                             14.0         1,654           4,409           4,715           5,021
                                            --------------------------------------------------------------------
                                             16.0         1,558           4,029           4,303           4,578

--------------------------------
(a) Interest from debt of $80.5 mm, which is assumed to be converted into 2.4 mm units.
(b)  Assumes 3.8% revenue tax on public stake.
(c)  Assumes no change in net fixed assets.
(d)  Based on 22% of the change in total revenues.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 21

V.    Appendix
--------------------------------------------------------------------------------
German Insurance Assets -- Performance Fees

                                                       Portfolio                                               Performance
                                                    Alpha (bps) (a)       Outperformance (bps) (b)            Fee (bps) (c)
                    Pfandbrief    Actively       --------------------   ---------------------------- -------------------------------
                     Benchmark    Managed          Low         High           Low         High           Low      High     AZ (d)
                    ----------    -------        -------     --------       -------     --------     ---------- -------- -----------
Life/ Health            90%         10%           10.0         12.5            0.0          2.5          0.0      0.7       3.3
Allianz Pension         90%         10%           10.0         12.5            0.0          2.5          0.0      0.8       3.3
P&C                     75%         25%           25.0         31.3           15.0         21.3          4.5      6.4       9.0
Allianz AG              75%         25%           25.0         31.3           15.0         21.3          4.5      6.4       9.0
Euroland Funds          75%         25%           25.0         31.3           15.0         21.3          4.5      6.4       9.9
Europe Funds            75%         25%           25.0         31.3           15.0         21.3          4.5      6.4      12.3

---------------------
(a) Assuming 100-125 bps of alpha on the actively managed portion of the portfolio.
(b) Assuming 10 bps hurdle rate.
(c) Life/ Health:   30% on first II bps of outperformance. 50% above 21 bps with a cap at 50bps.
    P&C:            30% on first 30 bps of outperformance. 50% above 40 bps with a cap at 80 bps.
    Euroland Funds: 30% on first 33 bps, 50% above 43 bps with a cap at 86 bps.
    Europe Funds:   30% on first 41 bps, 50% above 51 bps with cap at 102 bps.

(d) Allianz estimate per 23 July 1999 presentation.

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 22

V.   Appendix
--------------------------------------------------------------------------------
German Insurance Assets - Revenues
(dollars in millions)

                                                             Performance Fee                              Total Fee
                                      Base        --------------------------------------   -------------------------------------
                          AUM         Fee            Low          High           AZ           Low            High          AZ
                       ---------   ----------     -------      --------       -------      --------       ---------     --------
Life/Health             $73,685      $14.7          $0.0          $5.5         $24.3         $14.7          $20.3         $39.1
(Includes Allianz Pension)             2.0 bps       0.0 bps       0.7 bps       3.3 bps       2.0 bps        2.8 bps       5.3 bps
P&C                     $12,165       $2.4          $5.5          $7.8         $10.9          $7.9          $10.2         $13.4
(Includes Allianz AG)                  2.0 bps       4.5 bps       6.4 bps       9.0 bps       6.5 bps        8.4 bps      11.0 bps
Euroland Funds           $7,598       $3.8          $3.4          $4.8          $7.5          $7.2           $8.6         $11.3
                                       5.0 bps       4.5 bps       6.4 bps       9.9 bps       9.5 bps       11.4 bps      14.9 bps
Europe Funds             $3,038       $1.5          $1.4          $1.9          $3.7          $2.9           $3.5          $5.3
                                       5.0 bps       4.5 bps       6.4 bps      12.3 bps       9.5 bps       11.4 bps      17.3 bps

                       ---------   --------       -------      --------       -------      --------       --------      --------
     Total              $96,486      $22.5         $10.3         $20.1         $46.5         $32.7          $42.6         $69.0
                       =========   ========       =======      ========       =======      ========       ========      ========

--------------------------------------------------------------------------------
Lazard Freres & Co. LLC                                                  Page 23